Exhibit 24
DIGI INTERNATIONAL INC.
Power of Attorney
of Director and/or Officer
     The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Joseph T. Dunsmore and Subramanian Krishnan, and either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 26th day of November, 2008.

/s/ Joseph T. Dunsmore
Joseph T. Dunsmore

DIGI INTERNATIONAL INC.
Power of Attorney
of Director and/or Officer
     The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Joseph T. Dunsmore and Subramanian Krishnan, and either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 26th day of November, 2008.

/s/ Subramanian Krishnan
Subramanian Krishnan

DIGI INTERNATIONAL INC.
Power of Attorney
of Director and/or Officer
     The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Joseph T. Dunsmore and Subramanian Krishnan, and either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 24th day of November, 2008.

/s/ Guy C. Jackson
Guy C. Jackson

DIGI INTERNATIONAL INC.
Power of Attorney
of Director and/or Officer
     The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Joseph T. Dunsmore and Subramanian Krishnan, and either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 22nd day of November, 2008.

/s/ Kenneth E. Millard
Kenneth E. Millard

DIGI INTERNATIONAL INC.
Power of Attorney
of Director and/or Officer
     The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Joseph T. Dunsmore and Subramanian Krishnan, and either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 22nd day of November, 2008.

/s/ Ahmed Nawaz
Ahmed Nawaz

DIGI INTERNATIONAL INC.
Power of Attorney
of Director and/or Officer
     The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Joseph T. Dunsmore and Subramanian Krishnan, and either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 24th day of November, 2008.

/s/ William N. Priesmeyer
William N. Priesmeyer

DIGI INTERNATIONAL INC.
Power of Attorney
of Director and/or Officer
     The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Joseph T. Dunsmore and Subramanian Krishnan, and either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 24th day of November, 2008.

/s/ Bradley J. Williams
Bradley J. Williams